UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 20, 2022, Inland Real Estate Income Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that on May 17, 2022, the Company acquired eight properties from certain subsidiaries of Inland Retail Property Fund LP (the “Sellers”) pursuant to a previously disclosed purchase and sale agreement dated May 5, 2022, by and between the Company and the Sellers.

This amendment (the “Amendment”) to the Original Report is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

This Amendment should be read in conjunction with the Original Report.

Item 9.01 Financial Statements and Exhibits.

These financial statements and exhibits are being filed solely to provide the required audited statements of revenues and certain operating expenses under Rule 3-14 of Regulation S-X with respect to the portfolio of eight properties (collectively identified as the “Inland Retail Property Fund Portfolio” or the “Properties”) acquired by the Company on May 17, 2022.

The performance of the Properties and their effect on the Company’s future results may be materially different from the historical financial results of the Properties and the Company’s pro forma financial information contained in this report due to various factors, including but not limited to those discussed under Item 1A. Risk Factors in our annual report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q.

(a) Financial Statements of Properties Acquired.

•	Combined Statement of Revenues and Certain Operating Expenses for the Inland Retail Property Fund Portfolio for the three months ended March 31, 2022 (Unaudited).

•	Combined Statement of Revenues and Certain Operating Expenses for the Inland Retail Property Fund Portfolio for the year ended December 31, 2021.

•	Notes to Combined Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2022 (Unaudited) and for the year ended December 31, 2021.

(b) Pro Forma Financial Information.

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2022.

•	Notes to unaudited pro forma condensed consolidated balance sheet as of March 31, 2022.

•	Unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2022.

•	Notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2022.

•	Unaudited pro forma condensed consolidated statement of operations and comprehensive income for the year ended December 31, 2021.

•	Notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income for the year ended December 31, 2021.

(d) Exhibits

Exhibit No	Description
23.1	Consent of KPMG LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Independent Auditors’ Report

To the Stockholders and Board of Directors

Inland Real Estate Income Trust, Inc.:

We have audited the accompanying Combined Statement of Revenue and Certain Operating Expenses of the Inland Retail Property Fund Portfolio for the year ended December 31, 2021, and the related notes (the Statement).

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the Statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Statement for the year ended December 31, 2021, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the Statement, which describes that the Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Inland Real Estate Income Trust, Inc.) and is not intended to be a complete presentation of the Inland Retail Property Fund Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

July 29, 2022

Inland Retail Property Fund Portfolio

Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2022 (Unaudited) and for the Year Ended December 31, 2021

(in thousands)

	Three months ended March 31, 2022 (unaudited)	Year ended December 31, 2021
Revenues:
Rental income	$5,839	$23,626
Other property income	33	323
Total revenues	5,872	23,949
Certain operating expenses:
Property operating expenses	963	3,907
Real estate tax expense	1,151	4,471
Total certain operating expenses	2,114	8,378
Revenues in excess of certain operating expenses	$3,758	$15,571

See accompanying notes to the combined statements of revenues and certain operating expenses.

Inland Retail Property Fund, LP

Notes to Combined Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2022 (Unaudited) and for the Year Ended December 31, 2021

(Dollar amounts stated in thousands)

NOTE 1 – ORGANIZATION

On May 17, 2022, Inland Real Estate Income Trust, Inc. (the “Company”) acquired eight properties (properties collectively referred to as “Inland Retail Property Fund Portfolio” or the “Properties”) from subsidiaries of Inland Retail Property Fund, LP (collectively, the “Seller”). The Properties are leased primarily to grocery, retail and restaurant tenants. More specifically, seven of the Properties are grocery-anchored. The Properties are located across seven states and aggregate approximately 686,851 square feet. As of March 31, 2022, those leases had a weighted average remaining lease term of 6.3 years. Inland Retail Property Fund, LP is a fund managed by an affiliate of the Company’s sponsor and business manager. Because the sale of the Properties was a related party transaction, it was approved by all of the Company’s independent directors.

The Company acquired the Properties for an aggregate purchase price of $278,153, excluding closing costs. The Company funded the acquisition of the Properties with $5,563 of cash on hand and funds from additional term loans borrowed under its credit facility totaling $300,000.

The following table lists information about the Properties as of May 17, 2022:

Property	Location	Square Footage	Physical Occupancy	Economic Occupancy
Northpark Village Square	Valencia, California	87,103	98.6%	98.6%
Rusty Leaf Plaza	Orange, California	59,188	97.0%	97.0%
CityPlace	Woodbury, Minnesota	174,813	95.2%	95.2%
Northville Park Place	Northville, Michigan	78,421	100.0%	100.0%
Denton Village	Denton, Texas	48,280	100.0%	100.0%
Lower Makefield Shopping Center	Yardley, Pennsylvania	74,953	97.6%	97.6%
New Town Village	Owings Mills, Maryland	117,593	46.8%	46.8%
Olde Ivy Village	Smyrna, Georgia	46,500	93.7%	93.7%

NOTE 2 – BASIS OF PRESENTATION

The combined statements of revenues and certain operating expenses (the “Statements”) have been prepared on the accrual basis of accounting. The Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and with the provisions of SEC Rule 3-14 of Regulation S-X, which requires certain information with respect to real estate operations to be included with certain filings with the SEC.

The Statements are not intended to be a complete presentation of the revenues and expenses for the Properties. The Statements exclude certain expenses such as interest, depreciation and amortization, non-recurring professional fees, and other revenues and expenses not directly related or comparable to, or expected to be incurred in, the future operations of the Properties. All intercompany transactions and balances, if any, have been eliminated in combination.

The Company is not aware of any other material factors relating to the Properties that would cause this financial information not to be indicative of future operating results.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Properties are leased to tenants under agreements that are classified as operating leases. The Properties recognize the total minimum lease payments provided for under the leases on a straight-line basis over the lease term. In addition to minimum lease payments, some leases provide for the reimbursement of the tenant’s pro rata share of certain operating expenses incurred by the landlord as recoveries, including real estate taxes, special assessments, insurance, utilities, common area maintenance, management fees and certain capital repairs.

Expense Recognition

Property operating expenses represent the direct expenses of operating the Properties and include repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Properties. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates, judgments and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period presented. The estimates, judgments and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results may differ from those estimates, judgments and assumptions.

NOTE 4 – LEASES

Space is leased to tenants pursuant to lease agreements. Tenant leases typically provide for minimum rent, percentage rent, and other charges to cover certain operating costs. Minimum future rentals under non-cancelable operating leases greater than one year in effect at December 31, 2021, under which the Properties are lessor, are as follows:

Lease Payments
2022	$15,996
2023	15,916
2024	15,001
2025	13,892
2026	11,838
Thereafter	41,162
Total	$113,805

NOTE 5 – COMMITMENTS AND CONTINGENCIES

The Properties are presently not subject to material litigation nor, to management’s knowledge, is any material litigation threatened against the Properties.

NOTE 6 – SUBSEQUENT EVENTS

In preparing the Statements, the Company has evaluated events and transactions occurring through July 29, 2022, the date the Statements were available to be issued, and management did not identify any subsequent events requiring additional disclosure.

Inland Real Estate Income Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. These unaudited pro forma condensed consolidated financial statements of the Company have been prepared from and should be read in conjunction with the condensed consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022 and Annual Report on Form 10-K for the year ended December 31, 2021. These unaudited pro forma condensed consolidated financial statements are presented as if the acquisitions of the properties (as described below) were completed, along with the pro forma adjustments associated with the acquisitions, as of March 31, 2022 for purposes of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2021 for purposes of the unaudited pro forma condensed consolidated statements of operations. Our pro forma condensed consolidated financial statements are presented for informational purposes only and are based on information and assumptions we consider appropriate and reasonable, and do not purport to (i) represent our financial position had the acquisitions reflected in these unaudited pro forma condensed consolidated financial statements occurred on March 31, 2022, (ii) represent the results of our operations had the acquisitions and other adjustments described in these unaudited pro forma condensed consolidated financial statements occurred on January 1, 2021 or (iii) project or forecast our financial position or results of operations as of any future date or for any future period, as applicable. The unaudited pro forma condensed consolidated financial statements include all adjustments that are normal and recurring in management’s opinion.

Acquisition of Properties

On May 17, 2022, the Company acquired eight properties (collectively, the “Inland Retail Properties Fund Portfolio”, or the “Properties”) from certain subsidiaries of Inland Retail Property Fund, LP (collectively, the “Seller”) pursuant to the previously disclosed purchase and sale agreement among the Company and the Seller. The acquisition of the Properties is referred to herein as the “Transaction.” The Properties are leased primarily to grocery, retail and restaurant tenants. More specifically, seven of the Properties are grocery-anchored. The Properties are located across seven states and aggregate approximately 686,851 square feet. As of March 31, 2022, those leases had a weighted average remaining lease term of 6.3 years. Inland Retail Property Fund, LP is a fund managed by an affiliate of the Company’s sponsor and business manager. Thus, because the Transaction was a related party transaction, it was approved by all of the Company’s independent directors.

The Company acquired the Properties for an aggregate purchase price of $278,153, excluding closing costs. The Company funded the acquisition of the Properties with $5,563 of cash on hand and funds from additional term loans under the Second Amended and Restated Credit Agreement, dated as of February 3, 2022, amended on May 17, 2022 by the First Amendment to Credit Agreement and Agreement Regarding Incremental Term Loans (collectively, the “Credit Agreement”) totaling $300,000.

Inland Real Estate Income Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2022

(Unaudited, in thousands except share and per share data)

	Inland Real Estate Income Trust, Inc. Historical (a)	The Properties		Pro Forma Total
ASSETS
Assets:
Investment properties held and used:
Land	$267,946	$62,510	(b)	$330,456
Building and other improvements	994,632	192,730	(b)	1,187,362
Total	1,262,578	255,240		1,517,818
Less accumulated depreciation	(255,024)	—		(255,024)
Net investment properties held and used	1,007,554	255,240		1,262,794
Cash and cash equivalents	9,174	18,845	(c)	28,019
Restricted cash	6,067	—		6,067
Accounts and rent receivable	18,134	—		18,134
Acquired lease intangible assets, net	55,324	33,285	(b)	88,609
Operating lease right-of-use asset, net	14,463	—		14,463
Other assets	13,375	—		13,375
Total assets	$1,124,091	$307,370		$1,431,461

LIABILITIES AND EQUITY
Liabilities:
Mortgages and credit facility payable, net	$592,223	$297,716	(d)	$889,939
Accounts payable and accrued expenses	8,713	—		8,713
Operating lease liability	24,489	—		24,489
Distributions payable	4,894	—		4,894
Acquired intangible liabilities, net	37,041	9,654	(b)	46,695
Due to related parties	2,829	—		2,829
Other liabilities	7,720	—		7,720
Total liabilities	677,909	307,370		985,279

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding	—	—		—
Common stock, $.001 par value, 1,460,000,000 shares authorized, 36,079,247 shares issued and outstanding	36	—		36
Additional paid in capital	812,177	—		812,177
Accumulated distributions and net loss	(372,029)	—		(372,029)
Accumulated other comprehensive loss	5,998	—		5,998
Total stockholders’ equity	446,182	—		446,182
Total liabilities and stockholders’ equity	$1,124,091	$307,370		$1,431,461

Inland Real Estate Income Trust, Inc.

Notes to Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2022

(Unaudited, in thousands)

(a)	Historical unaudited financial information obtained from Inland Real Estate Income Trust Inc.’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022.

(b)

The Company records the assets acquired and liabilities assumed related to the acquisition at fair value in accordance with Accounting Standards Codification Section 805, Business Combinations (as disclosed in the Company’s Annual Report on Form 10-K), as if the acquisitions were completed on March 31, 2022. The Properties qualified as asset acquisitions.

(c)	Reflects the total cash paid for the acquisition of the Properties, net of proceeds of $300,000 from the additional term loans on the Company’s Credit Facility.

(d)	Reflects the additional term loans on the Company’s Credit Facility net of loan fees paid that were used to fund the acquisition of the Properties.

Inland Real Estate Income Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Three Months Ended March 31, 2022

(Unaudited, in thousands, except share and per share data)

	Inland Real Estate Income Trust, Inc. Historical (a)	The Properties (b)	Pro Forma Adjustments		Inland Real Estate Income Trust, Inc. Pro Forma
Income:
Rental income	$29,113	$5,839	$(9)	(c)	$34,943
Other property income	30	33	—		63
Total income	29,143	5,872	(9)		35,006

Expenses:
Property operating expenses	5,593	963	21	(e)	6,577
Real estate tax expense	3,730	1,151	—		4,881
General and administrative expenses	1,412	—	—		1,412
Business management fee	2,244	—	453	(f)	2,697
Depreciation and amortization	11,854	—	3,059	(d)	14,913
Total expenses	24,833	2,114	3,533		30,480

Other Income (Expense):
Interest expense	(5,567)	—	(2,959)	(g)	(8,526)
Interest and other income	(1)	—	—		(1)
Net income (loss)	$(1,258)	$3,758	$(6,501)		$(4,001)

Net loss per common share, basic and diluted	$(0.03)	$—	$—		$(0.11)

Weighted average number of common shares outstanding, basic and diluted	36,084,505	—	—		36,084,505

Comprehensive income (loss):
Net income (loss)	$(1,258)	$3,758	$(6,501)		$(4,001)
Unrealized gain on derivatives	11,999	—	—		11,999
Reclassification adjustment for amounts included in net loss	1,468	—	—		1,468
Comprehensive income (loss)	$12,209	$3,758	$(6,501)		$9,466

Inland Real Estate Income Trust, Inc.

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Three Months Ended March 31, 2022

(Unaudited, in thousands, except share and per share data)

(a)	Historical unaudited financial information obtained from Inland Real Estate Income Trust Inc.’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022.

(b)	Reflects operating results attributable to the Properties for the three months ended March 31, 2022.

(c)

The Company recognizes rental revenue for operating leases on a straight-line basis over the life of the related lease, including any rent steps or abatement provisions. An adjustment in the amount of $106 is made to reflect rental revenue on a straight-line basis as if the Company had acquired the Property as of January 1, 2021. In addition, the Company records acquired above-market and below-market leases at their fair value and recognizes the related amortization over the weighted average lives of the related leases as an adjustment to rental revenue. As such, an adjustment in the amount of $(115) is made to reflect rental revenue as if the Company had acquired the Properties as of January 1, 2021.

(d)

Reflects depreciation and amortization expense on the Properties during the three months ended March 31, 2022. The Company records depreciation and amortization on a straight-line basis over the estimated useful lives, ranging between 13 months and 30 years. For the three months ended March 31, 2022, total depreciation expense and total amortization expense for the properties were $1,893 and $1,166, respectively.

(e)	Reflects the pro forma adjustment for the three months ended March 31, 2022 for an adjustment to property management fees.

(f)	Reflects an adjustment to the business management fee for the Company to account for the additional properties under management following the acquisition.

(g)

Reflects the pro forma interest expense, using a weighted average interest rate of 3.8% per annum, for the three months ended March 31, 2022 on the $300,000 of term loans added to the Company’s Credit Facility, which were used to partially fund the acquisition of the Properties.

Inland Real Estate Income Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Year Ended December 31, 2021

(Unaudited, in thousands, except share and per share data)

	Inland Real Estate Income Trust, Inc. Historical (a)	The Properties (b)	Pro Forma Adjustments		Inland Real Estate Income Trust, Inc. Pro Forma
Income:
Rental income	$118,957	$23,626	$(46)	(c)	$142,537
Other property income	183	323	—		506
Total income	119,140	23,949	(46)		143,043

Expenses:
Property operating expenses	21,649	3,907	89	(e)	25,645
Real estate tax expense	14,388	4,471	—		18,859
General and administrative expenses	4,784	—	—		4,784
Business management fee	8,950	—	1,813	(f)	10,763
Depreciation and amortization	48,906	—	12,426	(d)	61,332
Total expenses	98,677	8,378	14,328		121,383

Other Income (Expense):
Interest expense	(23,240)	—	(11,969)	(g)	(35,209)
Interest and other income	274	—	—		274
Net income (loss)	$(2,503)	$15,571	$(26,343)		$(13,275)

Net loss per common share, basic and diluted	$(0.07)	$—	$—		$(0.37)

Weighted average number of common shares outstanding, basic and diluted	36,031,088	—	—		36,031,088

Comprehensive income (loss):
Net income (loss)	$(2,503)	$15,571	$(26,343)		$(13,275)
Unrealized gain on derivatives	2,445	—	—		2,445
Reclassification adjustment for amounts included in net loss	7,654	—	—		7,654
Comprehensive income (loss)	$7,596	$15,571	$(26,343)		$(3,176)

Inland Real Estate Income Trust, Inc.

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Year Ended December 31, 2021

(Unaudited, in thousands, except share and per share data)

(a)	Historical unaudited financial information obtained from Inland Real Estate Income Trust Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021.

(b)	Reflects operating results attributable to the Properties for the year ended December 31, 2021.

(c)

The Company recognizes rental revenue for operating leases on a straight-line basis over the life of the related lease, including any rent steps or abatement provisions. An adjustment in the amount of $413 is made to reflect rental revenue on a straight-line basis as if the Company had acquired the Property as of January 1, 2021. In addition, the Company records acquired above-market and below-market leases at their fair value and recognizes the related amortization over the weighted average lives of the related leases as an adjustment to rental revenue. As such, an adjustment in the amount of $(459) is made to reflect rental revenue as if the Company had acquired the Properties as of January 1, 2021.

(d)

Reflects depreciation and amortization expense on the Properties during the year ended December 31, 2021. The Company records depreciation and amortization on a straight-line basis over the estimated useful lives, ranging between 5 months and 30 years. For the year ended December 31, 2021, total depreciation expense and total amortization expense for the properties were $7,571 and $4,855, respectively.

(e)	Reflects the pro forma adjustment for the year ended December 31, 2021 for an adjustment to property management fees.

(f)	Reflects an adjustment to the business management fee for the Company to account for the additional properties under management following the acquisition.

(g)

Reflects the pro forma interest expense, using a weighted average interest rate of 3.8% per annum, for the year ended December 31, 2021 on the $300,000 of term loans added to the Company’s Credit Facility, which were used to partially fund the acquisition of the Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: July 29, 2022	By:	/s/ Catherine L. Lynch
	Name:	Catherine L. Lynch
	Title	Chief Financial Officer